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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                       October 12, 2005 (October 7, 2005)

                                   ----------

                            Arbor Realty Trust, Inc.
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             (Exact name of registrant as specified in its charter)

            Maryland                   001-32136               20-0057959
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

 333 Earle Ovington Boulevard, Suite 900 Uniondale, New York       11553
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       (Address of principal executive offices)                  (Zip Code)

                                 (516) 832-8002
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            ARBOR REALTY TRUST, INC.
                           CURRENT REPORT ON FORM 8-K

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        (b) Ms. Robyn Stern voluntarily resigned as Executive Vice President--Asset Management of Arbor Realty Trust, Inc. (the "Company"), effective October 7, 2005. Ms. Stern's resignation did not involve a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit Number
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              99.1        Press Release, dated October 12, 2005.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 12, 2005                      ARBOR REALTY TRUST, INC.


                                             By:    /s/ Walter K Horn
                                                    ----------------------------
                                             Name:  Walter K. Horn
                                             Title: General Counsel, Secretary
                                                    and Director of Compliance

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                                  EXHIBIT INDEX


Exhibit Number
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     99.1        Press Release, dated October 12, 2005.